EXHIBIT 10.68.2



                              AMENDMENT NUMBER TWO
                                     TO THE
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                     MASTER DECOMMISSIONING TRUST AGREEMENT
                                       FOR
                      PALO VERDE NUCLEAR GENERATING STATION

         This Amendment Number Two to the Public Service Company of New Mexico Master Decommissioning Trust Agreement for Palo Verde Nuclear Generating Station (the "Agreement') made this 16th day of December, 2003, by and between Public Service Company of New Mexico, a corporation organized and existing under the laws of the State of New Mexico (the "Company"), and Mellon Bank, N.A., a national banking association having trust powers (the "Trustee").

                                   WITNESSETH:

         WHEREAS, the Company entered into the Agreement with the Trustee on March 15, 1996 to satisfy the Company's obligation to accumulate funds for the payment of its share of Termination Costs for Palo Verde Unit 1, Palo Verde Unit 2 and Palo Verde Unit 3, in accordance with the requirements of Section 8A.7.2 of the ANPP Participation Agreement; and

         WHEREAS, the Company and Trustee amended the Agreement on January 24, 1997; and

         WHEREAS, the Company is subject to regulation by the Nuclear Regulatory Commission ("NRC"); and

         WHEREAS, the NRC has issued amendments (the "NRC Amendments") to its regulations relating to disbursements or payments, as published in the Federal Register and to become effective on December 24, 2003; and

         WHEREAS, Section 2.11 of the Agreement allows the Trustee and the Company to amend the Agreement consistent with the purposes of the Agreement; and

         WHEREAS, it is appropriate at this time to amend the Agreement to conform to the NRC Amendments prior to the NRC deadline.

         NOW THEREFORE, the Company and the Trustee hereby amend the Agreement, as amended, to include said amendments to NRC regulations:

1.       The following Paragraph (5) shall be added to Section 2.01:

         Notwithstanding anything to the contrary in this Agreement, except for
         (i) payments of ordinary administrative costs (including taxes) and


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         other incidental expenses of the Funds (including legal, accounting, actuarial, and trustee expenses) in connection with the operation of the Funds, (ii) withdrawals being made under 10 CFR 50.82(a)(8), and
         (iii) transfers between Qualified and Nonqualified Funds in accordance with the provisions of this Agreement, no disbursement or payment may be made from the Funds until written notice of the intention to make a disbursement or payment has been given to the Director, Office of Nuclear Reactor Regulation, or the Director, Office of Nuclear Material Safety and Safeguards, as applicable, at least 30 working days before the date of the intended disbursement or payment. The disbursement or payment from the Funds, if it is otherwise in compliance with the terms and conditions of this Agreement, may be made following the 30-working day notice period if no written notice of objection from the Director, Office of Nuclear Reactor Regulation, or the Director, Office of Nuclear Material Safety and Safeguards, as applicable, is received by the Trustee or the Company within the notice period. The required notice may be made by the Trustee or on the Trustee's behalf. This Paragraph 2.01(5) is intended to qualify each and every provision of this Agreement allowing distributions from the Funds, and in the event of any conflict between any such provision and this Paragraph, this Paragraph shall control.

2. Except as set forth herein, the Agreement is hereby ratified and confirmed and remains in full force and effect.

3. Each of the parties represents and warrants to the other parties that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the respective parties to this Amendment.

IN WITNESS WHEREOF, the parties hereto, each intending to be legally bound hereby, have hereunto set their hands and seals as of the day and year first above written.

                                       PUBLIC SERVICE COMPANY OF NEW MEXICO



                                       By:      /s/ Terry R. Horn
                                          --------------------------------------
                                       Name:    Terry R. Horn
                                       Title:   Vice President & Treasurer


                                       MELLON BANK, N.A.



                                       By:      /s/Thomas J. McNally
                                          --------------------------------------
                                       Name:    Thomas J. McNally
                                       Title:   Vice President